Exhibit 99.2
                                                                    ------------

                                     No. A-

                                     IN THE
                       SUPREME COURT OF THE UNITED STATES

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           BANK UNITED, BANK UNITED CORP., AND HYPERION PARTNERS L.P.,

                                                                    PETITIONERS,
                                       v.
                                 UNITED STATES,

                                                                    RESPONDENT.

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                      APPLICATION FOR AN EXTENSION OF TIME
            WITHIN WHICH TO FILE A PETITION FOR A WRIT OF CERTIORARI
                      TO THE UNITED STATES COURT OF APPEALS
                             FOR THE FEDERAL CIRCUIT

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TO THE HONORABLE WILLIAM H. REHNQUIST, CHIEF JUSTICE OF THE UNITED STATES AND
CIRCUIT JUSTICE FOR THE FEDERAL CIRCUIT:

Pursuant to this Court's Rule 13.5, Bank United, Bank United Corp., and Hyperion Partners L.P. ("Bank United") respectfully request a thirty-day extension of time, to and including April 12, 2004, within which to file a petition for a writ of certiorari to the United States Court of Appeals for the Federal Circuit.*

The original judgment of the court of appeals was entered on September 22, 2003. Bank United v. United States, 80 Fed. Appx. 663 (Fed. Cir. 2003). The court of appeals denied rehearing on December 12, 2003. Id. Unless extended, the time within which to file a petition for a writ of certiorari would expire on March 11, 2004. The jurisdiction of this Court would be invoked under 28 U.S.C. ss. 1254(1). A copy of the opinion of the court of appeals, reflecting the original decision and the denial of rehearing, is attached hereto as Exhibit A.

1. In December 1988, Bank United acquired United Savings Association of Texas--a failing savings and loan--from the Federal Savings and Loan Insurance Corporation ("FSLIC").


------------------------

     * Pursuant to this Court's Rule 29.6, undersigned counsel state that Washington Mutual, Inc. is the parent or successor corporation of Bank United and Bank United Corp. Counsel further state that Prudential Financial, Inc. and American International Group, both of which are publicly held companies, hold more than a 10% interest in Hyperion Partners L.P., and that SBC Master Pension Trust and Property Asset Management Inc., a subsidiary of Lehman Brothers Holdings Inc., also hold more than a 10% interest in Hyperion Partners L.P.

Under a series of agreements relating to that acquisition, the FSLIC made several promises relating to the calculation of regulatory capital. The Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA") negated each of those promises and left Bank United with less regulatory capital than under the FSLIC's agreements.

Bank United sued the United States for breach of contract in the Court of Federal Claims. See United States v. Winstar Corp., 518 U.S. 839 (1996) (holding that the government may be held accountable for FIRREA-induced breaches of contract). The court granted Bank United summary judgment on the question of liability and set the matter for trial on the question of damages. Bank United of Texas FSB v. United States, 49 Fed. Cl. 1, modification denied, 50 Fed. Cl. 327 (1999). The trial court awarded Bank United $8,826,783 for transaction costs incurred in connection with two capital-raising transactions that Bank United engaged in to mitigate the effects of the breach. Bank United of Texas FSB v. United States, 50 Fed. Cl. 645, 665 (2001). But the court rejected Bank United's claim for expectancy damages, which included lost profits, reimbursement of invested capital, and the cost (other than transaction costs) of issuing preferred stock.

2. Bank United appealed to the Federal Circuit, and the government cross-appealed. The court of appeals rejected Bank United's appeal and affirmed the trial court's refusal to award expectancy damages. 80 Fed. Appx. at 666-72. On the government's cross-appeal, the court reversed the award of transaction costs associated with one of the two mitigation transactions. Id. at 672-73.

3. As shown by the opinion below, this case involves the effect of this Court's opinion in Winstar and the application of general principles for determining contractual damages to the government. See Winstar, 518 U.S. at 895 (holding that breach of contract claims against the government are determined under the same principles as contracts between private parties); see also Mobil Oil Exploration & Producing Southeast, Inc. v. United States, 530 U.S. 604, 607-08
(2000) (applying the same rule to the assessment of contractual remedies against the United States).

4. After the court of appeals denied rehearing, Bank United sought new counsel experienced in matters before this Court and retained the undersigned counsel to review the proceedings below, to evaluate the potential of seeking review before this Court, and, if warranted, to prepare and file a petition for certiorari. The proceedings below included a six-week trial and produced a voluminous record, including several boxes of trial transcripts. The requested additional time is necessary in order to permit Bank United's new counsel, who were not involved with this matter until after the court of appeals denied rehearing, to complete their review of the record below, to finish their research of the relevant legal issues, and, if warranted, to prepare and file the petition. No party will be prejudiced by the granting of a thirty-day extension.
Accordingly, Bank United respectfully requests that an order be entered extending its time to petition for certiorari thirty days to and including April 12, 2004.

Respectfully submitted.

                                                   -----------------------------
                                                   MIGUEL A. ESTRADA
                                                      COUNSEL OF RECORD
                                                   MARK A. PERRY
                                                   MICHAEL J. EDNEY
                                                   GIBSON, DUNN & CRUTCHER LLP
                                                   1050 Connecticut Avenue, N.W.
                                                   Washington, D.C.  20036
                                                   (202) 955-8500

          COUNSEL FOR BANK UNITED, BANK UNITED CORP., AND HYPERION PARTNERS L.P.

February 20, 2004

                                     No. A-

                                     IN THE
                       SUPREME COURT OF THE UNITED STATES

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           BANK UNITED, BANK UNITED CORP., AND HYPERION PARTNERS L.P.,

                                                                    PETITIONERS,
                                       v.
                            UNITED STATES OF AMERICA,

                                                                    RESPONDENT.

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                             CERTIFICATE OF SERVICE

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I hereby certify that I am a member in good standing of the bar of this Court and that on this 20th day of February, 2004, I caused one copy of the foregoing Application For An Extension Of Time Within Which To File A Petition For A Writ Of Certiorari To The United States Court Of Appeals For The Federal Circuit to be served by the means indicated below on the counsel identified below, pursuant to Rule 29.4(a) of the Rules of this Court. All parties required to be served have been served.

         COUNSEL FOR RESPONDENT:

         Solicitor General of the United States (by overnight delivery)
         Room 5614
         Department of Justice
         950 Pennsylvania Ave., N.W.
         Washington, D.C.  20530-0001
         (202) 514-2203


                                                     ---------------------------
                                                             Mark A. Perry